THOMASLLOYD FUNDS

SUPPLEMENT DATED JUNE 5, 2007

TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 3, 2007

On May 3, 2007, the ThomasLloyd Funds Board of Trustees and the Fund’s management company approved a plan to close and liquidate the ThomasLloyd Long-Short Equity Fund (the “Long-Short Fund”). The liquidation is expected to occur on June 28, 2007 (the “Liquidation Date”). The ThomasLloyd OPTI-flex Fund will remain open and unaffected by this action.

The Long-Short Fund will not accept any additional purchases of fund shares through the Liquidation Date. Shares of the Long-Short Fund may be exchanged for shares of the OPTI-flex Fund before the Liquidation Date. Shareholders of accounts in the Long-Short Fund who do not exchange or redeem their shares prior to the Liquidation Date will have the proceeds of their account sent to them at their address of record when the liquidation occurs.

Effective as of June 28, 2007, all references to the Long-Short Fund in the Prospectus and Statement of Additional Information are hereby deleted.

Please keep this supplement for future reference